UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report April 27, 2005

Commission			IRS Employer
File		State of	Identification
Number	Registrant	Incorporation	Number

1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
ITEM 2.02 Results of Operations and Financial Condition.

On April 27, 2005, Energen Corporation and Alabama Gas Corporation issued a press release announcing the first quarter and year-to-date 2005 financial results. The press release reporting these results and the related supplemental financial information are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Energen Corporation announced the declaration of a 2-for-1 stock split for shareholders of record at the close of business on May 13, 2005. This stock split coincides with the declaration of a quarterly cash dividend of 20 cents per share

(not adjusted to reflect the stock split) to shareholders of record at the close of business on May 13, 2005. The press release reporting the 2-for-1 stock split and the cash dividend is attached hereto as Exhibit 99.3.

Energen Corporation has also included a reconciliation of a Non-GAAP financial measure to the related GAAP financial measure which will be disclosed in its upcoming conference call on Thursday, April 28, 2005. This reconciliation is attached hereto as Exhibit 99.4.

The Exhibits identified above are furnished to, but not filed with, the Commission.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K

Exhibit

Number

99.1 Press Release Reporting First Quarter Results dated April 27, 2005

99.2 Supplemental Financial Information dated April 27, 2005

99.3 Press Release Reporting 2-For-1 Stock Split and Cash Dividend

99.4 Non-GAAP Financial Measure Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

April 27, 2005	By G. C. KETCHAM
G. C. KETCHAM Executive Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

99.1	*	Press Release dated April 27, 2005
99.2 99.3 99.4	* * *	Supplemental Financial Information dated April 27, 2005 Press Release dated April 27, 2005 After-Tax Cash Flow Reconciliation

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.